BBM HOLDINGS, INC.
UNIT SUBSCRIPTION AGREEMENT
SERIES B CONVERTIBLE PREFERRED STOCK AND WARRANTS

UNIT SUBSCRIPTION AGREEMENT (the “Agreement”) dated as of May 31, 2009 between BBM Holdings, Inc. (f/k/a Broadband Maritime of Utah Inc.), a Utah corporation (the “Company”), and the persons who execute this agreement as investors (each an “Investor” and, collectively, the “Investors”).

WITNESSETH:

WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase, an aggregate of up to 6,000,000 shares of Series B Stock (as defined below) of the Company (the “Shares”), in Units (as defined below) with 5-year warrants, in substantially the form attached hereto as Exhibits 1 and 2 (the “Class F Warrants” and “Class G Warrants” respectively), exercisable after receipt of Required Stockholder Approval to purchase an aggregate of up to 6,000,000 shares and 6,000,000 shares, respectively, of Common Stock of the Company (the “Warrant Shares”) at $.18 per share (the “Warrants”), all for an aggregate price of $1,080,000;

WHEREAS, the following terms appearing herein shall have the following meanings:

“Actions” has the meaning set forth in Section 2.13.

“Agreement” has the meaning set forth in the preamble.

“AIGH” shall mean AIGH Investment Partners, LLC, a Utah limited liability company.

“Blue Sky Laws” has the meaning set forth in Section 2.9(b).

“Capitalization Table” has the meaning set forth in Section 2.2(a).

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Utah.

“Closing” and “Closing Date” have the meanings set forth in Section 1.2.

“Closing Certificate has the meaning set forth in Section 1.3(d).

“Common Stock” shall mean stock of the Company of any class (however designated) whether now or hereafter authorized, which generally has the right to participate in the voting and in the distribution of earnings and assets of the Company without limit as to amount or percentage, including the Company’s Common Stock, no par value per share.

“Company” has the meaning set forth in the preamble and includes any corporation that shall succeed to or assume, directly or indirectly, the obligations of the Company hereunder.

 “Contemplated Transactions” has the meaning set forth in Section 2.1(b).

“Conversion Price” has the meaning assigned thereto in the Certificate of Incorporation.

The term “corporation” shall mean any corporation, association, joint stock company, business trust, limited liability company or other similar organization.

“Employee” has the meaning set forth in Section 2.15(c).

“Event” has the meaning set forth in Section 2.14.

“Exercise Price” shall mean $.18 per share.

“Financial Statements” has the meaning set forth in Section 2.11.

“Governmental Body” shall mean any: (a) nation, state, commonwealth, province,   municipality, or district; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).

 “Investors” has the meaning set forth in the preamble.

“Knowledge” or “Knowledgeable” shall mean the actual knowledge of the Company’s Chief Executive Officer and Chief Financial Officer.

“Legal Requirement” has the meaning set forth in Section 2.10.

 “Material Adverse Change” shall mean a material adverse change in the business, financial condition, results of operation, properties or operations of the Company taken as a whole.

“Material Adverse Effect” shall mean a material adverse effect on the operations, assets, liabilities, financial condition or business of the Company.

“Material Agreement” shall mean any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by which the Company or any property or asset of the Company is bound or affected.

“Ordinary Course of Business” has the meaning set forth in Section 2.14.

“Own” shall mean own beneficially, as that term is defined in the rules and regulations of the SEC.

“Person” shall mean any individual, sole proprietorship, partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity, any university or similar institution, or any government or any agency or instrumentality or political subdivision thereof.

“Proposal” shall mean the merger (the “Merger”) into a wholly owned subsidiary of the Company to be organized in Delaware, which will effect a change of the name of the Company to Ohr Pharmaceutical Inc. (or a similar name), reincorporation in Delaware and an increase in the authorized capital stock of the Company to 150,000,000 shares of Common Stock, $0.0001 par value per share, and 15,000,000 shares of serial preferred stock, $0.0001 par value per share, of which 6,000,000 shares shall be designated as Series B Convertible Preferred Stock, having substantially the same terms as the Series B Stock.

“Proprietary Assets” has the meaning set forth in Section 2.15(a).

“Required Stockholder Approval” shall mean a vote in favor of the Proposal of more than 50% of the outstanding voting shares of the Company.

 “SEC” shall mean the Securities and Exchange Commission.

“Securities” shall mean the Shares and the Warrants.

“Securities Act” has the meaning set forth in Section 2.5.

“Series B Stock” shall mean the Series B Convertible Preferred Stock, no par value per share, of the Company, having the terms set forth in the Certificate of Designation, in the form attached hereto as Exhibit 3.

“Shares” has the meaning set forth in the preamble.

“Subsidiary” shall mean, immediately prior to the Closing, any corporation of which stock or other interest having ordinary power to elect a majority of the Board of Directors (or other governing body) of such entity (regardless of whether or not at the time stock or interests of any other class or classes of such corporation shall have or may have voting power by reason of the happening of any contingency) is, immediately prior to the Closing, directly or indirectly Owned by the Company or by one or more if its Subsidiaries.

“Taxes” shall mean all Federal, state, local and foreign income, franchise, property, sales, use, excise and other taxes, including obligations for withholding taxes from payments due or made to any other person and any interest, penalties or additions to tax.

“Transaction Documents” shall mean this Agreement and the Warrants.

“Transfer Agent” has the meaning set forth in Section 1.2(b).

“Underlying Shares” shall mean the shares of Common Stock issued from time to time upon conversion of the Shares and the Warrant Shares.

“Unit” shall mean (i) one hundred (100) Shares, (ii) one hundred (100) Class F Warrants and (iii) one hundred (100) Class G Warrants.

“Unit Price” shall mean $18.00 per Unit.

“Warrants” shall mean the Class F Warrants and the Class G Warrants.

“Warrant Shares” has the meaning set forth in the preamble, and includes any shares of Common Stock issuable from time to time upon exercise of the Warrants.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:

1.           Purchase and Sale of Stock.

1.1.        Sale and Issuance of Securities.  (a)  The Company shall sell to the Investors and the Investors shall purchase from the Company, up to 6,000,000 Units at a price per Unit equal to the Unit Price.

(b)           The purchase price of the Units to be purchased by each Investor from the Company is set forth on Schedule 1.1(b) hereto, subject to acceptance, in whole or in part, by the Company.

1.2.        Closing.  The closing (the “Closing”) of the purchase and sale of the Securities hereunder shall take place no later than 15 days following date first set forth above, or such other date as agreed to by the Company, AIGH (the “Closing Date”).  The Closing shall take place at the offices of Hahn & Hessen LLP, the Investors’ counsel, in New York, New York, or at such other location as is mutually acceptable to AIGH and the Company, subject to fulfillment of the conditions of closing set forth in the Agreement.  At the Closing:

(a)           each Investor purchasing Securities at the Closing shall deliver to the Company or its designees by wire transfer or such other method of payment as the Company shall approve, an amount equal to the purchase price of the Securities purchased by such Investor hereunder, as set forth opposite such Investor’s name on the signature pages hereof; and

(b)           the Company shall authorize its transfer agent (the “Transfer Agent”) to arrange delivery to each Investor of one or more stock certificates registered in the name of the Investor, or in such nominee name(s) as designated by the Investor in writing, representing the number of Shares equal to 100 multiplied by the number of Units purchased by the Investor; and

(c)           the Company shall issue and deliver to each Investor (i) the number of Class F Warrants and (ii) the number of Class G Warrants, in each case equal to the number of Shares as determined under Section 1.2(b).

1.3.        Investors’ Conditions of Closing.  The obligation of the Investors to complete the purchase of the Securities at the Closing is subject to fulfillment of the following conditions:

(a)           the representation and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (to the extent such representations and warranties speak as of a later date) as of such later date as though made on and as of the Closing Date, and the Company shall have performed in all material respects all covenants and other obligations required to be performed by it under this Agreement at or prior to the Closing Date;

(b)           the absence of a Material Adverse Change from the date of this Agreement up to, and including, the Closing Date;

(c)           the Company shall have executed and delivered all other documents reasonably requested by counsel for the Investors that are necessary to complete the Contemplated Transactions;

(d)           the Investors shall have received a certificate signed on behalf of the Company by the Chief Executive Officer and Secretary of the Company, in such capacities, to the effect that all covenants and other obligations required to be performed by the Company at or prior to the Closing Date under this Agreement shall have been performed in all material respects (the “Closing Certificate”); and

(e)           the Company shall have executed and delivered all other documents reasonably requested by counsel for the Investors that are necessary to complete the contemplated transactions.

1.3         Waiver of Conditions of Closing by Investors.  Any of the conditions to the obligation of the Investors to complete the purchase of the Securities at the Closing that are set forth in Section 1.3 hereof may be waived by the Investors upon the written consent of Investors subscribing for at least fifty-one percent (51%) of the aggregate total Shares being sold pursuant to this Agreement.

1.4.        Company’s Conditions of Closing.  The obligation of the Company to complete the sale of the Securities at the Closing is subject to fulfillment of the following condition, which may waived by the Company:

(a)           the representation and warranties of the Investors set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (to the extent such representations and warranties speak as of a later date) as of such later date as though made on and as of the Closing Date.

2.           Representations, Warranties and Covenants of the Company.  The Company hereby represents and warrants to, and covenants with, each of the Investors as follows:

2.1.        Corporate Organization; Authority; Due Authorization.

(a)           The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own or lease its properties as and in the places where such business is conducted and to carry on its business as conducted and (iii) is duly qualified as a foreign corporation authorized to do business in every jurisdiction where the failure to so qualify, individually or in the aggregate, would have a Material Adverse Effect.

(b)           As of the date of this Agreement and as of the Closing, the Company (i) has the requisite corporate power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to incur the obligations herein and therein and (ii) has been authorized by all necessary corporate action to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby (the “Contemplated Transactions”).  Each of this Agreement and the other Transaction Documents is a valid and binding obligation of the Company, enforceable in accordance with its terms except as limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity) and except as set forth in Section 2.4.

2.2.        Capitalization.

(a)           The authorized capital stock of the Company, prior to Closing shall consist of (i) 50,000,000 shares of Common Stock, no par value per share, of which 25,247,006 shares of Common Stock are outstanding, and (ii) 10,000,000 shares of Preferred Stock, no par value per share, of which no shares are outstanding.  Immediately after the Closing, assuming sale of all the Units, the capitalization of the Company shall be as set forth on Exhibit 4 (the “Capitalization Table”).  The Capitalization Table sets forth the (1) warrants, options, convertible securities and other stock purchase rights outstanding on the date hereof, the names of the holders thereof, the number of shares of common stock issuable thereunder and the exercise or conversion price thereof, as the case may be, and (2) warrants, options, convertible securities and other stock purchase rights, the names of the holders thereof, the number of shares of common stock issuable thereunder and the exercise or conversion price thereof, as the case may be, immediately after the Closing.

(b)           Except as contemplated by this Agreement or as set forth in the Capitalization Table, there are (i) no outstanding subscriptions, warrants, options, conversion privileges or other rights or agreements obligating the Company to purchase or otherwise acquire or issue any shares of capital stock of the Company (or shares reserved for such purpose), (ii)  no preemptive rights or contracts to which the Company is a party or rights of first refusal with respect to the issuance of additional shares of capital stock of the Company, including without limitation the Shares and the Underlying Shares, and (iii) no commitments or understandings (oral or written) of the Company to issue any shares, warrants, options or other rights.  None of the shares of Common Stock are subject to any stockholders’ agreement, voting trust agreement or similar arrangement or understanding to which the Company is a party.  The Company has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter.

2.3.        Validity of Shares.  As of the date of this Agreement and as of the Closing, the issuance of the Shares has been duly authorized by all necessary corporate action on the part of the Company, and, when issued to, delivered to, and paid for by the Investors in accordance with this Agreement, the Shares will be validly issued, fully paid and non-assessable.

2.4.        Underlying Shares; Warrant Shares.  The issuance of the Underlying Shares upon conversion of the Shares has been duly authorized.  The issuance of shares of Common Stock upon exercise of the Warrants has not been duly authorized.  The Underlying Shares and shares issuable upon conversion of the Shares have been, and at all times prior to such exercise will have been, duly reserved for issuance upon such exercise and, when so issued, will be validly issued, fully paid and non-assessable.  The Warrant Shares issuable upon exercise of the Warrants will be upon Required Stockholder Approval and effectiveness of the Merger, duly reserved for issuance upon such exercise and, when so issued, will be validly issued, fully paid and non-assessable.

2.5.        Private Offering.  Neither the Company nor anyone acting on its behalf has within the last 12 months issued, sold or offered any security of the Company (including, without limitation, any Common Stock or warrants or similar tenor to the Warrants) to any Person under circumstances that would cause the issuance and sale of the Securities or any other Contemplated Transaction to be subject to the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).  Except as contemplated by the Transaction Documents, neither the Company nor anyone acting on its behalf will offer the Securities or any part thereof or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the issuance and sale of the Securities subject to the registration requirements of Section 5 of the Securities Act.

2.6.        Brokers and Finders.  The Company has not retained any investment banker, broker or finder in connection with the Contemplated Transactions.

2.7.        Subsidiaries.  The Company has no Subsidiaries and does not otherwise directly or indirectly control any other business entity.

2.8.        Other Interest.  The Company does not Own directly or indirectly any interest or investment (whether equity or debt) in any corporation.

2.9.        No Conflict; Required Filings and Consents.

(a)           As of the date of this Agreement and as of the Closing, the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company do not, and the consummation by the Company of the Contemplated Transactions will not, (i) conflict with or violate the Certificate of Incorporation or By-Laws of the Company, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in the loss of a material benefit under, or give to others any right of purchase or sale, or any right of termination, amendment, acceleration, increased payments or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Company pursuant to, any Material Agreement; except, in the case of clauses (ii) and (iii) above, for any such conflicts, violations, breaches, defaults or other occurrences that would not prevent or delay consummation of any of the Contemplated Transactions in any material respect or otherwise prevent the Company from performing its obligations under this Agreement or any of the other Transaction Documents  in any material respect, and would not, individually or in the aggregate, have a Material Adverse Effect.

(b)          Assuming the accuracy of the representations and warranties of the Investors set forth in Section 3 herein, the execution and delivery of this Agreement and the other Transaction Documents by the Company do not, and the performance of this Agreement and the other Transaction Documents and the consummation by the Company of the Contemplated Transactions will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body or violate any state securities or “blue sky” laws (“Blue Sky Laws”).

2.10.      Compliance.  The Company is not in conflict with, or in default or violation of (i) any law, rule, regulation, order, judgment or decree applicable to it or by which any property or asset of the Company is bound or affected (“Legal Requirement”) or (ii) any Material Agreement, in each case except for any such conflicts, defaults or violations that would not, individually or in the aggregate, have a Material Adverse Effect.  The Company has not received any written notice or communication from any Governmental Body regarding any actual or possible violation of, or failure to comply with, any Legal Requirement.  The Company has obtained all licenses, permits, and other authorizations and has taken all actions required by applicable law or governmental regulations in connection with its business as now conducted, where the failure to obtain any such item or to take any such action would have, individually or in the aggregate, a Material Adverse Effect.  None of the Company, or to the knowledge of the Company, any director, officer, agent, employee or other person acting on behalf of the Company has used any corporate funds for unlawful contributions, payments, gifts or entertainment or for the payment of other unlawful expenses relating to political activity, or made any direct or indirect unlawful payments to governmental or regulatory officials or others.

2.11.      SEC Documents; Financial Statements.

(a)          The information contained in the following documents, did not, as of the date of the applicable document, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective filing dates or, if amended, as so amended (the following documents, collectively, the “SEC Documents”), provided that the representation in this sentence shall not apply to any misstatement or omission in any SEC Document filed prior to the date of this Agreement which was superseded by a subsequent SEC Document filed prior to the date of this Agreement:

(i)           the Company’s Annual Report on Form 10-K for the year ended September 30, 2008, as amended by the Form 10-K/A filed on April 1, 2009; and

(ii)           the Company’s Quarterly Report on Form 10-Q for the quarter ended on December 31, 2008, as amended by the Form 10-Q/A filed on April 1, 2009.

(b)           The Company has filed all forms, reports and documents required to be filed by it with the SEC since December 31, 2007, including without limitation the SEC Documents.  As of their respective dates, the SEC Documents filed prior to the date hereof complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the rules and regulations thereunder.

(c)           The Company’s Annual Report on Form 10-K for the year ended September 30, 2008, includes consolidated balance sheets as of September 30, 2007 and 2008 and consolidated statements of income for the one year periods then ended (collectively, the “Form 10-K Financial Statements”).

(d)           The Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2008, includes consolidated balance sheets as of September 30, 2008 and December 31, 2008 and consolidated statements of income for the quarters ended September 30, 2007 and 2008 (the “Form 10-Q Financial Statements” and together with the Form 10-K Financial Statements, the “Financial Statements”).

2.12.      Financial Statements.  Each of the Financial Statements fairly presents, in all material respects, the financial position of the Company, or the results of operations, retained earnings or cash flows, as the case may be, of the Company as of the referenced date or  for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein and that the unaudited statements may not contain all footnotes required by generally accepted accounting principles. The Company does not have any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), including for Taxes, that would be required to be reflected on, or reserved against in, Financial Statements, except for (i) liabilities or obligations that were so reserved on, or reflected in (including the notes to), the Financial Statements; and (ii) liabilities or obligations which would not, individually or in the aggregate, have a Material Adverse Effect.  There has been no Material Adverse Change since the date of the Financial Statements.  Other than the indebtedness as set forth in the Financial Statements, the Company has no indebtedness as of the date hereof.

2.13.      Litigation.  There are no claims, actions, suits, investigations, inquiries or proceedings (“Actions”) pending against the Company or, to the knowledge of the Company, threatened against the Company, or any officer, director, employee or agent thereof in his or her capacity as such, at law or in equity, or before or by any court, tribunal, arbitrator, mediator or any federal or state commission, board, bureau, agency or instrumentality that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.  To the Company’s knowledge, there is no factual or legal basis for any such Action.  The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality and there is no Action by the Company currently pending or which the Company intends to initiate.

2.14.      Absence of Certain Changes.  Except as specifically contemplated by this Agreement or the SEC Documents, since December 31, 2008, there has not been with respect to the Company (i) to the Company’s knowledge, any event, occurrence, fact, condition, change, development or effect (“Event”) that would reasonably be expected to have a Material Adverse Effect; (ii) any declaration, payment or setting aside for payment of any dividend or other distribution or any redemption, purchase or other acquisition of any shares of capital stock or securities of the Company; (iii) any return of any capital or other distribution of assets to stockholders of the Company; (iv) any acquisition (by merger, consolidation, acquisition of stock or assets or otherwise) of any person or business; (v) incurrence of any indebtedness for money borrowed or incurred any other liabilities individually in excess of $25,000 or in excess of $100,000 in the aggregate (other than indebtedness or liabilities incurred in the ordinary course of business, consistent with past practices and reasonable business operations of the Company (the “Ordinary Course of Business”)); (vi) any loans or advances to any person, other than ordinary advances for travel and other expenses in the Ordinary Course of Business; (vii) sale, exchange or other disposition of any material assets or rights other than the sale of inventory in the Ordinary Course of Business; (viii) any transactions, other than in the Ordinary Course of Business, with any of its officers, directors, principal shareholders or employees or any person affiliated with any of such persons; (ix) any other action or agreement or undertaking by the Company that, if taken or done on or after the date hereof would reasonably be expected to have a Material Adverse Effect; or (x) any material change in its accounting principles, practices or methods.  Without limiting the foregoing, since the date of the Balance Sheet, there has been no Material Adverse Effect affecting the Company’s financial condition as of the date of this Agreement or results of operations through the date of this Agreement, which would be reflected in its audited financial statements to be prepared for and through September 30, 2009 or as a subsequent event.

2.15.      Proprietary Assets.

(a)           For purposes of this Agreement, “Proprietary Assets” shall mean any: (i) patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, maskwork, maskwork application, trade secret, know-how, customer list, franchise, system, computer software, computer program, invention, design, blueprint, engineering drawing, proprietary product, technology, proprietary right or other intellectual property right or intangible asset relating to the foregoing; or (ii) right to use or exploit any of the foregoing.

(b)           The Company, as a whole, has good, valid and marketable title to, or has a valid right to use, all of the Proprietary Assets used in the Company’s Business free and clear of all liens and other encumbrances to the knowledge of the Company; and are not obligated to make any payment to any person for the use of any Proprietary Asset.  The Company has not developed jointly with any other person any Proprietary Asset with respect to which such other person has any rights.  The Company has no knowledge that any other person has any right, title or interest in any of the Proprietary Assets of the Company.

(c)           The Company has taken reasonable and customary measures and precautions to protect and maintain the confidentiality and secrecy of all Proprietary Assets of the Company (except Proprietary Assets whose value would be unimpaired by public disclosure) and otherwise to maintain and protect the value of all Proprietary Assets of the Company.  Each employee, officer, consultant and contractor (not including contractors without access to confidential information of the Company) of the Company (each, an “Employee”) has entered into and executed an agreement providing for (i) the assignment to the Company  of personal rights or claims to Proprietary Assets for which such Employee’s personal rights or claims arose out of the scope of his/her employment or retainer by the Company and (ii) the nondisclosure of confidential information acquired by the Employee with respect to the Proprietary Assets of the Company or  an employment or consulting agreement containing substantially similar terms.  The Company has not disclosed or delivered to any person, or permitted the disclosure or delivery to any person of, (i) the source code, or any portion or aspect of the source code, of any Proprietary Asset of the Company, (ii) the object code, or any portion or aspect of the object code, of any Proprietary Asset of the Company or (iii) any patent applications (except as required by law).

(d)           To the knowledge of the Company, (i) none of the Proprietary Assets of the Company necessary for the conduct of their businesses infringes or conflicts with any Proprietary Asset owned or used by any other Person, (ii) the Company is not infringing, misappropriating or making any unlawful use of, and the Company has not at any time infringed, misappropriated or made any unlawful use of, or received any notice or other communication (in writing or otherwise) of any actual, alleged, possible or potential infringement, misappropriation or unlawful use of, any Proprietary Asset owned or used by any other person, and (iii) no other person is infringing, misappropriating or making any unlawful use of, and no Proprietary Asset owned or used by any other person infringes or conflicts with, any Proprietary Asset of the Company.

(e)           There has not been any claim by any customer or other person alleging that any Proprietary Asset of the Company (including each version thereof that has ever been licensed or otherwise made available by the Company to any person) does not conform in all material respects with any specification, documentation, performance standard, representation or statement made or provided by or on behalf of the Company, and, to the knowledge of the Company, there is no basis for any such claim.

(f)           The Company is not knowledgeable of any Proprietary Asset owned or used by any other person (except for any Proprietary Asset that is licensed to the Company under any third party license or would otherwise be commercially available) necessary to enable the Company to conduct its businesses in the manner in which such businesses have been and are being conducted or are expected to be conducted.  The Company (i) has not licensed, or agreed to license, any of its Proprietary Assets to any person on an exclusive, semi-exclusive or royalty-free basis, and (ii) has not entered into any covenant not to compete or contract limiting its ability to exploit fully any of its Proprietary Assets or to transact business in any market or geographical area or with any person.  Without limitation on the foregoing, to the Company’s knowledge, no officer or director, either as an individual or through an affiliate, has any claim to own or any other rights to use any of the Proprietary Assets.

2.16.      No Adverse Actions.  There is no existing, pending or, to the knowledge of the Company, threatened termination, cancellation, limitation, modification or change in the business relationship of the Company, with any supplier, customer or other Person except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

2.17.      Registration Rights.  Except as provided herein or otherwise contemplated by the Transaction Documents, the Company is not under any obligation to register under the Securities Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities nor is the Company obligated to register or qualify any such securities under any state securities or Blue Sky Laws.

2.18.      Corporate Documents.  All corporate documents (as amended to date and prior to the Closing Date), including the Certificate of Incorporation, By-Laws and minutes of meetings and consents of the Board of Directors and shareholders of the Company, which have been requested and previously provided to the Investors are true, correct and complete and contain all amendments thereto.

2.19.      Disclosure.  No representation or warranty of the Company herein contains (as of the date of this Agreement) or will contain (as of the Closing Date), as appropriate, any untrue statement of a material fact or omits (as of the date of this Agreement) or will omit (as of the Closing Date), as appropriate, to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.           Representations and Warranties of the Investors.  Each Investor represents and warrants to the Company as follows:

3.1.        Authorization.   Each Investor (i) has full power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to incur the obligations herein and therein and (ii) if applicable, has been authorized by all necessary corporate action to execute, deliver and perform this Agreement and the other Transaction Documents and to consummate the Contemplated Transactions.  Each of this Agreement and the other Transaction Documents is a valid and binding obligation of Investor enforceable in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity).

3.2.        Brokers and Finders.  Such Investor has not retained any investment banker, broker or finder in connection with the Contemplated Transactions.

3.3.        Securities Laws Representations and Covenants of Investors.

(a)           This Agreement is made with each Investor in reliance upon such Investor’s representation to the Company, which by such Investor’s execution of this Agreement such Investor hereby confirms, that the Securities to be received by such Investor will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof such that such Investor would constitute an “underwriter” under the Securities Act.  The Investor has not granted any right to any other person to acquire the Securities purchased by such Investor or the Underlying Shares except as permitted by the Securities Act and Blue Sky Laws.  Notwithstanding the foregoing, this representation and warranty shall not limit the Investor’s right to sell the Shares, Warrant Shares or the Underlying Shares pursuant to this Agreement, or in compliance with an exemption from registration under the Securities Act or the Investor’s right to indemnification under this Agreement.

(b)           Each Investor understands and acknowledges that the offering of the Securities pursuant to this Agreement will not be registered under the Securities Act or qualified under any Blue Sky Laws on the grounds that the offering and sale of the Securities are exempt from registration and qualification, respectively, under the Securities Act and the Blue Sky Laws, and that the Company’s reliance upon such exemption is predicated upon such Investor’s representations set forth in this Agreement.

(c)           Each Investor covenants that, unless the Securities, the Underlying Shares or any other shares of capital stock of the Company received in respect of the foregoing have been registered pursuant to the Securities Act, such Investor will not dispose of such securities unless and until such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with an opinion of counsel reasonably satisfactory in form and substance to the Company and its counsel to the effect that (i) such disposition will not require registration under the Securities Act and (ii) appropriate action necessary for compliance with the Securities Act and any applicable state, local or foreign law has been taken; provided, however, that an Investor may dispose of such securities without providing the opinion referred to above if the Company has been provided with adequate assurance, reasonably satisfactory to the Company and its counsel, that such disposition is made in compliance with Rule 144 under the Securities Act (or any similar or analogous rule) and any applicable state, local or foreign law.

(d)           In connection with the investment representations made herein, each Investor represents that (i) such Investor is able to fend for itself in the Contemplated Transactions; (ii) such Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such Investor’s prospective investment in the Securities; (iii) such Investor has the ability to bear the economic risks of such Investor’s prospective investment and can afford the complete loss of such investment; (iv) such Investor has read the SEC Filings, including without limitation the Risk Factors set forth on the Form 10-K/A; (v) such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares; and (vi) such Investor has had access to officers of the Company and an opportunity to ask questions of and receive answers from such officers and has had all questions that have been asked by such Investor satisfactorily answered by the Company.

(e)           Each Investor further represents by execution of this Agreement that such Investor qualifies as an “accredited investor” as such term is defined under Rule 501 promulgated under the Securities Act.  Any Investor that is a corporation, a partnership, a trust or other business entity further represents by execution of this Agreement that it has not been organized for the purpose of purchasing the Securities.

(f)           By acceptance hereof, each Investor agrees that the Securities, the Underlying Shares and any shares of capital stock of the Company received in respect of the foregoing held by it may not be sold by such Investor without registration under the Securities Act or an exemption therefrom, and therefore such Investor may be required to hold such securities for an indeterminate period.

3.4.        Legends.  All certificates for the Shares, the Warrant, the Underlying Shares and each certificate representing any shares of capital stock of the Company received in respect of the foregoing, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise and each certificate for any such securities issued to subsequent transferees of any such certificate (unless otherwise permitted herein) shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.”

In addition, such certificates shall bear any legend that, in the opinion of the Company’s counsel, is required under the other Transaction Documents or pursuant to any state, local or foreign law governing the Securities and the Underlying Shares.

3.5.        Acknowledgment of Reliance. The Investor hereby agrees and acknowledges that the Company has been induced to enter into this Agreement and to issue and sell the Shares hereunder, in part, based upon the representations, warranties and covenants of the Investor contained herein.

4.           Additional Covenants of the Company.

4.1.        Expenses; Indemnification.

(a)           The Company agrees to pay on the Closing Date and save the Investors harmless against liability for the payment of (i) any stamp or similar taxes (including interest and penalties, if any) that may be determined to be payable in respect of the execution and delivery of this Agreement or the other Transaction Documents, the issue and sale of the Securities and the Underlying Shares, (ii) the expense of preparing and issuing the Securities and the Underlying Shares, (iii) the cost of delivering the Securities and the Underlying Shares of each Investor to such Investor’s home office, insured to such Investor’s satisfaction, and (iv) the costs and expenses incurred in the preparation of all certificates and letters on behalf of the Company and of the Company’s performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with.

(b)           As soon as reasonably practicable after receipt by an Investor of notice of any Loss in respect of which the Company may be liable under Section 4.19(b), the Investor shall give notice thereof to the Company.  Each Investor may, at its option, claim indemnity under this Section 4.1 as soon as a claim has been threatened by a third party, regardless of whether an actual Loss has been suffered, so long as counsel for such Investor shall in good faith determine that such claim is not frivolous and that such Investor may be liable or otherwise incur a Loss as a result thereof and shall give notice of such determination to the Company.  Each Investor shall permit the Company, at the Company’s option and expense, to assume the defense of any such claim by counsel mutually and reasonably satisfactory to the Company and the Investors who are subject to such claim, and to settle or otherwise dispose of the same; provided, however, that each Investor may at all times participate in such defense at such Investor’s expense; and provided, further, that the Company shall not, in defense of any such claim, except with the prior written consent of each Investor subject to such claim, (i) consent to the entry of any judgment that does not include as an unconditional term thereof the giving by the claimant or plaintiff in question to each Investor of a release of all liabilities in respect of such claims, or (ii) consent to any settlement of such claim.  If the Company does not promptly assume the defense of such claim irrespective of whether such inability is due to the inability of the afore-described Investors and the Company to mutually agree as to the choice of counsel, or if any such counsel is unable to represent an Investor due to a conflict or potential conflict of interest, then an Investor may assume such defense and be entitled to indemnification and prompt reimbursement from the Company for its costs and expenses incurred in connection therewith, including without limitation, reasonable attorneys’ fees and expenses.  Such fees and expenses shall be reimbursed to the Investors as soon as practicable after submission of invoices to the Company.

4.2.        Form D.  As soon as is practicable following the Closing, the Company shall prepare and file with the SEC a Form D concerning the sale of the Securities.  Thereafter, the Company shall furnish such information statements to the stockholders of the Company in accordance with the appropriate SEC rules and regulations and shall take all such other actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the conversion of all Warrants from time to time outstanding.

4.3.        Proxy Statement; Stockholders Meeting.  (a)  As promptly as possible, but in no event later than 15 business days following the Closing, the Company shall take all action necessary to call a meeting of its stockholders (together with any adjournments or postponements thereof, the “Stockholders Meeting”) for the purpose of seeking the Required Stockholder Approval for the Proposal.  In connection therewith, the Company will promptly prepare and file with the SEC proxy materials (including a proxy statement (as amended or supplemented, the “Proxy Statement”) and form of proxy) for use at the Stockholders Meeting and, after receiving and promptly responding to any comments of the Commission thereon, shall promptly mail such proxy materials to the stockholders of the Company.  Each Investor shall promptly furnish in writing to the Company such information relating to such Investor and its investment in the Company as the Company may reasonably request for inclusion in such proxy materials; provided that no Investor shall be obliged to furnish any such information if there has been no change in such Investor’s beneficial ownership (as defined under the Exchange Act) of Common Stock since the Closing Date.  The Proxy Statement shall not, on the date the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Stockholders Meeting, contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the Stockholders Meeting or the subject matter thereof which has become false or misleading.  If the Company should discover at any time prior to the Stockholders Meeting any event relating to the Company or any of its affiliates, officers or directors that is required to be set forth in a supplement or amendment to the Proxy Statement, the Company will promptly inform its stockholders and the Investors thereof.

(b)           Subject to its fiduciary obligations under applicable law (as determined in good faith by the Company’s Board of Directors after consultation with the Company’s outside counsel), the Company's Board of Directors shall recommend to the Company's stockholders (and not revoke or amend such recommendation) that the stockholders vote in favor of the Proposal and shall cause the Company to take all commercially reasonable action (excluding the hiring of a proxy solicitation firm of nationally recognized standing) to solicit the Required Stockholder Approval.  Whether or not the Company's Board of Directors determines at any time after the date hereof that, due to its fiduciary duties, it must revoke or amend its recommendation to the Company’s stockholders, the Company is required to, and will take, in accordance with applicable law and its Articles of Incorporation and Bylaws, all action necessary to convene the Stockholders Meeting as promptly as practicable to consider and vote upon the approval of the Proposal.

(c)           Each Investor agrees to use best efforts to vote all the Shares, Underlying Shares (if any are outstanding) and other shares of Common Stock Owned by such Investor in favor of the Proposal.

(d)           Piggy-Back Registrations. If at any time while the Securities are outstanding there is not an effective registration statement covering all of the Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Investor a written notice of such determination and, if within 15 days after the date of such notice, any Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Securities such Investor requests to be registered; provided, however, that, the Company shall not be required to register any Securities pursuant to this Section 4.4 that are eligible for resale pursuant to Rule 144 or that are the subject of a then effective registration statement.

5.           Miscellaneous.

5.1.        Entire Agreement; Successors and Assigns.  This Agreement (including all schedules and exhibits thereto) constitutes the entire contract between the parties relative to the subject matter hereof and thereof.  Any previous agreement among the parties with respect to the sale of Securities is superseded by this Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.  Except as expressly provided herein, nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

5.2.        Survival of Representations and Warranties. All representations and warranties of the parties set forth in this Agreement and the Closing Certificate shall survive the execution and delivery of this Agreement and the Closing hereunder and shall continue in full force and effect for twenty-four (24) months after the Closing.

5.3.        Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Utah as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of New York without regard to principles of conflicts of law.  Each party hereby irrevocably consents and submits to the jurisdiction of any New York State or United States Federal Court sitting in the State of New York, County of New York, over any action or proceeding arising out of or relating to this Agreement and irrevocably consents to the service of any and all process in any such action or proceeding by registered mail addressed to such party at its address specified on the signature page hereof.  Each party waives any objection to venue in New York and any objection to an action or proceeding in such state and county on the basis of forum non-conveniens.  Each party waives any right to trial by jury.

5.4.        Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.5.        Headings.  The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

5.6.        Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery and if a fax number has been provided, upon delivery (with answerback confirmed), addressed to a party at its address and the fax number, if any, shown below or at such other address and fax number as such party may designate by three days advance notice to the other party.

Any notice to the Investors shall be sent to the addresses set forth on the signature pages hereof.

Any notice to the Company shall be sent to:

BBM Holdings, Inc.
1245 Brickyard Rd., #590
Salt Lake City, Utah 84106
Attention:       Andrew Limpert, Chief Executive Officer
Telephone:     (801) 433-2000
Fax number:   (801) 433-2222

with a copy to:

Hahn & Hessen LLP
488 Madison Avenue
New York, New York 10022

Attention:        James Kardon
Fax Number:   (212) 478-7400

5.7.        Rights of Transferees.  Any and all rights and obligations of Investors herein incident to the ownership of the Securities or the Underlying Shares shall pass successively to all subsequent transferees of such securities, provided that such transfers are made in accordance with the requirements and restrictions governing transfer of the Securities in the Transaction Documents, until extinguished pursuant to the terms hereof.

5.8.        Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or any other provision of this Agreement.

5.9.        Conflicts.  The Company and each Investor (i) acknowledge that Hahn & Hessen LLP, counsel to the Company in the transactions contemplated in this Agreement, has acted, and from time to time continues to act, as counsel to AIGH Investment Partners, LLC in connection with its investments in the Company and in unrelated matters, (ii) consent to the representation of the Company and such other representation of AIGH, or affiliates thereof, by Hahn & Hessen LLP, (iii) acknowledge that partners of Hahn & Hessen LLP own securities of the Company constituting less than 0.1% of outstanding stock of the Company, and (iv) waive any conflicts of interest claim which may arise from any or all of the foregoing

5.10.      Public Statements.   Neither the Company nor any Investor shall make any public statement about the Contemplated Transactions without the prior written consent of the other party, unless that party determines in good faith, on the advice of legal counsel, that public disclosure is required by law, in which case that party shall consult with the other party prior to making a statement.

5.11.      Amendments and Waivers.  Unless a particular provision or section of this Agreement requires otherwise explicitly in a particular instance, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and subscribers for or holders of fifty-one percent (51%) of the aggregate Shares or then-outstanding Shares, respectively.  Any amendment or waiver effected in accordance with this Section 5.11 shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding (including the Underlying Shares), each future holder of all such Securities (including the Underlying Shares), and the Company.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

SIGNATURE PAGE
TO
BBM HOLDINGS, INC.
SUBSCRIPTION AGREEMENT

IF the PURCHASER is an INDIVIDUAL, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement this __ day of May, 2009.

Amount of Subscription:        $______________________

___________________________________
Print Name

___________________________________
Signature of Investor

___________________________________
Social Security Number

___________________________________
Address and Fax Number

___________________________________

ACCEPTED AND AGREED:

BBM HOLDINGS, INC.

By:______________________________________
Name:
Title:

Dated:___________________________________

SIGNATURE PAGE
TO
BBM HOLDINGS, INC.
SUBSCRIPTION AGREEMENT

IF the INTERESTS will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement this __ day of May, 2009.

Amount of Subscription:     $______________________

____________________________________
Print Name of a Purchaser

____________________________________
Signature of a Purchaser

____________________________________
Print Name of Spouse or Other Purchaser

____________________________________
Signature of Spouse or Other Purchaser

____________________________________
Social Security Number

____________________________________
Address

____________________________________

ACCEPTED AND AGREED:

BBM HOLDINGS, INC.

By:______________________________________
Name:
Title:

Dated:___________________________________

SIGNATURE PAGE
TO
BBM HOLDINGS, INC.
SUBSCRIPTION AGREEMENT

IF the PURCHASER is a PARTNERSHIP, CORPORATION, TRUST or OTHER ENTITY, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement this __ day of May, 2009.

Amount of Subscription:      $______________________

_________________________________________
Print Full Legal Name of Partnership,
Company, Trust or Other Entity

By:______________________________________
(Authorized Signatory)
Name:
Title:

Address and Fax Number:

_________________________________________
_________________________________________

Employer Identification Number:______________

Date and State of Incorporation or
Organization:_____________________________

Date on which Taxable Year Ends:____________

ACCEPTED AND AGREED:

BBM HOLDINGS, INC.

By:______________________________________
Name:
Title:

Dated:___________________________________

TRUST/PLAN CERTIFICATE

[TO BE COMPLETED IF THE SHARES ARE TO BE HELD IN THE NAME OF A TRUST, KEOGH, IRA OR EMPLOYEE BENEFIT OR RETIREMENT PLAN]

CERTIFICATE OF ___________________________________________

[NAME OF TRUST/PLAN]

The undersigned, Trustee of ______________________________ (the “Trust/Plan”) hereby certifies as follows:

1.           That the Trust/Plan was established pursuant to a Trust/Plan Agreement dated _______________________________.

2.           That a true and correct copy of the Trust/Plan Agreement and a true and correct copy of all other documents relating to powers, authorities and limitations of the Trustee(s) are attached hereto and that, as of the date hereof, the Trust/Plan Agreement and such other documents have not been amended (except as to any attached amendments) nor revoked and are still in full force and effect.

3.           That, if the Trustee(s) was (were) appointed by a court, the attached certificate evidencing the appointment of the Trustee(s), dated within 60 days of the present date, is a true and correct copy of such certificate.

4.           That, as the Trustee(s) of the Trust/Plan, I (we) have determined that the investment in, and purchase of, securities of BBM HOLDINGS, INC. is of benefit to the Trust/Plan and have determined to make such investment on behalf of the Trust/Plan.

5.           That the undersigned is/are Trustees of the Trust/Plan, which Trust/Plan is still in existence, and that I (we) have due authority to make such investment on behalf of the Trust/Plan and to legally bind the Trust/Plan.

IN WITNESS WHEREOF, I (we) have executed this Certificate as the Trustee(s) of the Trust/Plan as of the __ day of May, 2009, and declare that it is correct.

By:
(Name of Trust/Plan)	Trustee

By:
Trustee

PLEASE ATTACH A COPY OF THE TRUST/PLAN AGREEMENT AND OTHER
AUTHORIZING DOCUMENTS.

PARTNERSHIP CERTIFICATE

[TO BE COMPLETED IF THE SECURITIES ARE TO BE HELD IN THE NAME OF A PARTNERSHIP]

CERTIFICATE OF _________________________________________________________________________
                [Partnership Name]

The undersigned partners of ______________________________ (the “Investing Partnership”) hereby certify as follows:

1.           The Investing Partnership was organized under the laws of ____________________ pursuant to a partnership agreement dated _________ ___, ____ (the “Agreement”).

2.           As of the date hereof, the Agreement has not been amended (except as to any attached amendments) or revoked and is still in full force and effect.

3.           That, as the partners of the Investing Partnership, we have determined that the investment in, and purchase of, securities of BBM HOLDINGS, INC. is of benefit to the Investing Partnership and have determined to make such investment on behalf of the Investing Partnership,

4.           That the undersigned has due authority to make such investment decision on behalf of the partnership.

IN WITNESS WHEREOF, we have executed this Certificate as the partners of the Investing Partnership this __ day of May, 2009, and declare that it is correct.

___________________________________
(Partnership Name)

By:_________________________________
Partner

By:_________________________________
Partner

PLEASE ATTACH A COPY OF THE AGREEMENT OF THE INVESTING PARTNERSHIP
AND ANY AMENDMENTS THERETO.

CORPORATE CERTIFICATE

[TO BE COMPLETED IF THE SECURITIES ARE TO BE HELD IN THE NAME OF A CORPORATION]

CERTIFICATE OF _______________________________________________________________________
                [Name of Company]

The undersigned certifies that he/she is the secretary (assistant secretary) of ___________________________ (the “Company”), and that, as such, he/she is authorized to execute this Certificate on behalf of the Company, and further certifies that:

(a)           At a meeting of the duly elected Board of Directors of the Company duly called, convened and held on ___ day of ____________, 2009, at which a quorum was present and acting throughout, the following resolutions were duly adopted:

“RESOLVED, that the Company be and it hereby is, authorized and directed to make an investment of $________________ for shares of Series B Convertible Preferred Stock of BBM HOLDINGS, INC., a Utah corporation (“BBM”); and be it further

“RESOLVED, that, in payment for such, shares the president or any vice president of the Company be, and each hereby is, authorized, empowered and directed to either (i) issue, and deliver a check or (ii) properly endorse or transfer securities or other assets to BBM in the amount equal to $________________; and be it further

“RESOLVED, that the appropriate officers of the Company be, and each hereby is, authorized, empowered and directed to take all actions necessary or appropriate to carry out the intent of the foregoing resolutions.”

(b)           Such resolutions have not been rescinded, amended or changed in any respect, and are in full force and effect on the date upon which this Certificate is signed.

(c)           The Company commenced business on ___ day of ________, ____ and was incorporated under the laws of the State of ___________________.

(d)           A true and correct copy of the Articles of Incorporation of the Company is attached hereto and, as of the date hereof, the Articles of Incorporation have not been amended (except as to any attached amendments) or revoked and are still in full force and effect.

IN WITNESS WHEREOF, I (we) have executed this Certificate as _________________ of the Company as of the __ day of May, 2009, and declare that it is correct.

_________________________________________
Authorized Signature

PLEASE ATTACH A COPY OF THE ARTICLES OF INCORPORATION AND ANY
AMENDMENTS THERETO.

LIMITED LIABILITY COMPANY CERTIFICATE

[TO BE COMPLETED IF THE SHARES ARE TO BE HELD IN THE NAME OF A LIMITED LIABILITY COMPANY]

CERTIFICATE OF __________________________________________________________________________
                [Limited Liability Company Name]

The undersigned certifies that he/she is the manager (the “Manager”) or member (the Member”) of ___________________________ (the “Company”), and that, as such, he/she is authorized to execute this Certificate on behalf of the Company, and further certifies that:

1.           The Company was organized under the laws of ____________________, and operates pursuant to a charter filed on _________ __, ___, (the “Charter”) and an operating agreement dated _________ ___, ____ (the “Agreement”).

2.           As of the date hereof, neither the Charter nor the Agreement has been amended (except as to any attached amendments) or revoked and both the Charter and the Agreement are in full force and effect.

3.           The Manager of the Company has determined that the investment in, and purchase of, securities of BBM HOLDINGS, INC., a Utah corporation, is of benefit to the Company and has determined to make such investment on behalf of the Company.

4.           That the undersigned has due authority to make such investment decision on behalf of the Company.

IN WITNESS WHEREOF, I have executed this Certificate as the Manager of the Company as of the __ day of May, 2009, and declare that it is correct.

____________________________________
(Limited Liability Company Name)

By:__________________________________
Manager
PLEASE ATTACH A COPY OF THE CHARTER AND THE OPERATING AGREEMENT OF
THE LIMITED LIABILITY COMPANY AND ANY AMENDMENTS THERETO.

SCHEDULES AND EXHIBITS TO THE SUBSCRIPTION AGREEMENT

Exhibit 1:	Form of Class F Warrants
Exhibit 2:	Form of Class G Warrants
Exhibit 3:	Form of Certificate of Designation of Series B Stock
Exhibit 4:	Capitalization Table